EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Adept Technology, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

         o the amended Annual Report of the Company on Form 10-K/A for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  October 8, 2003

/s/ Brian R. Carlisle
---------------------------------
Brian R. Carlisle
Chairman of the Board of Directors
and Chief Executive Officer of
Adept Technology, Inc.



/s/ Michael W. Overby
---------------------------------
Michael W. Overby
Vice President of Finance and
Chief Financial Officer of
Adept Technology, Inc.

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